FTIF P-1
                                    FTI FUNDS

                 FTI LARGE CAPITALIZATION GROWTH AND INCOME FUND
                      FTI SMALL CAPITALIZATION EQUITY FUND
                       FTI EUROPEAN SMALLER COMPANIES FUND

                          SUPPLEMENT DATED MAY 19, 2003
                         TO THE PROSPECTUS OF FTI FUNDS
                               DATED APRIL 1, 2003

On May 19, 2003, the Board of Trustees of FTI Funds approved a proposal to reorganize FTI Large Capitalization Growth and Income Fund, FTI Small Capitalization Equity Fund and FTI European Smaller Companies Fund into Fiduciary Large Capitalization Growth and Income Fund, Fiduciary Small Capitalization Equity Fund and Fiduciary European Smaller Companies Fund, respectively (collectively, the "FGT Funds"), all series of Franklin Global Trust (Reorganizations). The Board of Trustees of Franklin Global Trust has also approved this proposal. If shareholders of each of the FTI Funds approve the Reorganization relating to their Fund, it is currently anticipated that the Reorganizations will be completed on or about July 24, 2003.

Each of the FGT Funds has identical investment goals, policies, risks, portfolio management and overall expense ratios, and substantively the same fundamental investment restrictions as its corresponding FTI Fund.

Shareholders of each of the FTI Funds will receive a proxy statement explaining the details of the Reorganizations and a proxy card requesting their vote on the Reorganization affecting their Fund.
It is expected that proxy materials will be mailed in June and that a joint meeting of shareholders of the FTI Funds will be held on or about July 15, 2003.

               Please keep this supplement for future reference.